                                                                     EXHIBIT 1.4

                                  USTEL, INC.
                                1,350,000 UNITS
                          EACH CONSISTING OF 2 SHARES
                        OF COMMON STOCK, $.01 PAR VALUE
                           AND 1 WARRANT TO PURCHASE
                            1 SHARE OF COMMON STOCK

                             Underwriting Agreement

                                                       As of _____________, 1997


James S. Cassel, Executive Vice President
Barber & Bronson Incorporated
201 South Biscayne Boulevard
Suite 2950
Miami, Florida 33131

Ladies and Gentlemen:

         Ustel, Inc., a Minnesota corporation (the "Company"), and the Palisades USTL Trust (the "Selling Stockholder") propose to issue and sell to Barber & Bronson Incorporated, a Florida corporation (the "Representative"), and the several other underwriters named on Schedule I attached hereto (collectively, the "Underwriters") upon the basis of representations, warranties and agreements of the Company and the Selling Stockholder contained in this Underwriting Agreement (the "Agreement") and, subject to the terms and conditions hereof, and the Underwriters propose to purchase 1,250,000 Units (as hereinafter defined) from the Company and 100,000 Units from the Selling Stockholder. Each unit ("Unit") consists of two shares of the Company's common stock, $.01 par value per share (the "Common Stock"), and one warrant to purchase one share of Common Stock (the "Warrant") (when referred to collectively, the Units and the securities comprising the Units will be referred to as the "Securities"). The Common Stock and the Warrants comprising the Units will be detachable and separately tradeable immediately upon issuance.

         In addition, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 187,500 Units (the "Optional Units") solely for the purpose of covering over-allotments (the "Over-Allotment Option"), if any, in connection with the sale of the Units. (The Units described above and Optional Units described herein are referred to collectively as the "Units," unless the context otherwise requires).

 1.      PURCHASE, SALE, AND DELIVERY OF THE UNITS AND REPRESENTATIVE'S WARRANTS

                 (a)      PURCHASE AND SALE OF THE UNITS.    On the basis of
the representations, warranties, covenants, and agreements of the Company and the Selling Stockholder herein contained, but subject to the terms and conditions herein set forth, (a) the Company agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Company, 1,250,000 Units at a purchase price of $5.40 per Unit and (b) the Selling Stockholder agrees to sell to the several Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Selling Stockholder 100,000 Units at a purchase price of $5.40 per Unit. The Underwriters plan to offer the Units for sale to the public at the price (the "Public Offering Price") and upon the terms set forth in the Prospectus (as defined below) (the "Public Offering") as soon as practicable after the date the Registration Statement (as defined below) is declared effective (the "Effective Date") by the U.S. Securities and Exchange Commission (the "Commission"). The Company and the Selling Stockholder acknowledge that the Underwriters shall have the right to enter into agreements with co-underwriters, if any, and with selected dealers for the sale of the Units to the public.

                 (b) PURCHASE AND SALE OF THE OPTIONAL UNITS. The Company hereby grants to the Underwriters an option to purchase from the Company, solely for the purpose of covering over-allotments in connection with the sale of the Units, all or any portion of the Optional Units for a period of 45 days from the date hereof at the same purchase price per Optional Unit payable by the Underwriters for each Unit as provided in Subsection 1(a) above.

                 The option to purchase Optional Units granted in Subsection 1(b) hereof may be exercised on such number of occasions as is determined by the Underwriters during the term thereof by written notice to the Company from the Underwriters. Such notice shall set forth the aggregate number of Optional Units as to which the option is being exercised and the time and date of payment and delivery therefor. Such time and date of delivery shall not be later than either the Closing Date (as defined below) or the seventh business day after the day on which the option shall have been exercised (the "Option Closing Date"). The Option Closing Date shall also refer to any subsequent Option Closing Date in the event such option is exercised in part on more than one occasion. Delivery and payment for such Optional Units shall be at the offices set forth below for delivery and payment of the Securities.

                 The obligation of the Underwriters to purchase and pay for any of the Optional Units is subject (as of the date hereof and as of the Closing Date and/or the Option Closing Date) to the accuracy and completeness of and compliance in all material respects with the representations and warranties of the Company herein, to the accuracy and completeness of the statements of the Company or its officers made in any certificate or other documents to be delivered by the Company pursuant to this Agreement, to the performance in all material respects by the Company of its obligations hereunder, to the satisfaction by the Company of the conditions as of the date hereof and as of the Closing Date and/or Option Closing Date, set forth in Subsection 1(c) hereof, and to the delivery to the Representative of opinions, certificates and letters dated the Closing Date and/or Option Closing Date substantially similar in scope to those specified in Section 7, but with each reference to the "Securities" and the "Closing Date" being deemed to be the "Optional Units" and "Option Closing Date."

                 (c) DELIVERY OF AND PAYMENT FOR THE UNITS. Delivery of the certificates representing the Units shall be made to the Underwriters at the offices of Barber & Bronson Incorporated, 201 South Biscayne Boulevard, Suite 2950, Miami, Florida 33131, or such other location as the Underwriters shall determine and advise the Company upon at least two full business days' notice in writing, against payment therefor by federal wire transfer to the Company





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
as appropriate at 9:30 A.M., Eastern Time, on _______________, 199__, or at such other time and business day (Saturdays, Sundays, and legal holidays in Miami, Florida, not being considered business days for the purposes of this Agreement), not later than the tenth business day following the Effective Date, as shall be agreed upon by the Representative and the Company, which time and date are herein called the "Closing Date." If the Underwriters purchase any Optional Units pursuant to the Over-Allotment Option, delivery and payment for the certificates representing the Optional Units shall be made in the same manner described herein on the Option Closing Date.

                 Delivery of the certificates representing the Securities shall be made in registered form in such name or names and in such denominations as the Representative shall specify to the Company upon at least two full business days' notice in writing prior to the Closing Date or the Option Closing Date, as the case may be. The Company will make the certificates available to the Representative for examination at the offices of Barber & Bronson Incorporated, 201 South Biscayne Boulevard, Suite 2950, Miami, Florida 33131, or at such other location as the Representative shall specify to the Company, not later than 2:00 P.M., Eastern Time, on the business day immediately preceding the Closing Date or the Option Closing Date, as the case may be.

                 (d) DELIVERY AND PAYMENT OF THE REPRESENTATIVE'S WARRANTS. On the Closing Date, the Company will sell to the Representative, and the Representative shall purchase, the Representative's Warrants, as more fully described in Subsection 6(a) herein. The Representative's Warrants will be in the form of, and in accordance with, the provisions of the Representative's Warrants attached as an exhibit to the amendment to the Registration Statement (as defined below). The Representative's Warrants may not be assigned, sold or transferred during the 12 months after the Effective Date except to the officers or directors of the Representative and to selected dealers. The aggregate purchase price for the Representative's Warrants is the lesser of $.01 per Representative's Warrant or an aggregate of $100. Payment for the Representative's Warrants will be made to the Company by check or checks payable to its order on the Closing Date against delivery of the certificates representing the Representative's Warrants. The certificates representing the Representative's Warrants will be in such denominations and in such names as the Representative may request at least two days prior to the Closing Date.

                 (e) USE OF PROSPECTUS. The Company hereby confirms its authorization to the Underwriters to use, and to make available for use by dealers, the Preliminary Prospectus and Prospectus (as defined below), and the Company hereby authorizes the Underwriters, all selected dealers, and all other dealers to whom any of the Securities may be sold by the Underwriters or selected dealers, to use the Preliminary Prospectus and Prospectus, as from time to time amended or supplemented, in connection with the sale of the Securities in accordance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the rules and regulations of the Commission thereunder (the "Regulations"), and applicable state law until completion of the Public Offering and for such longer period as the Underwriters may request if the Prospectus is required to be delivered in connection with sales of the Securities by the Underwriters or a dealer.





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         2.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING
STOCKHOLDER

                 (a) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters that:

                          (1)     MERGER.  The Company and Consortium
Acquisition Corporation, a California corporation that is wholly-owned by the Company ("Acquisition Corp."), have entered into a merger agreement and plan of reorganization (the "Merger Agreement") with Consortium 2000, Inc., a California corporation ("Consortium 2000"), dated August 14, 1996 pursuant to which Acquisition Corp. will merge into Consortium 2000 and Consortium 2000 will become a wholly-owned subsidiary of the Company (the "Merger"). The Merger Agreement has been duly authorized, executed and delivered by the Company, Acquisition Corp., and Consortium 2000, and constitutes the valid and binding agreement of the Company, Acquisition Corp., and Consortium 2000, enforceable against each of them in accordance with its terms. The Merger Agreement conforms to the description thereof in the Prospectus.

                          (2)     REGISTRATION STATEMENT ON FORM SB-2.  The
Company has prepared in conformity with the requirements under the Securities Act, and the Regulations, and has filed with the Commission under the Securities Act, a registration statement on Form SB-2 to describe the proposed offering, File No. 333-12981 (the "Registration Statement"), including the related Prospectus, for the registration of the sale of the Securities and the Representative's Warrants and the securities underlying the Representative's Warrants (collectively, the "Warrant Securities"). The conditions for the use of a registration statement on Form SB-2 set forth in the General Instructions thereto have been satisfied with respect to the Company, the transactions contemplated herein, and the Registration Statement. As used in this Agreement, the term "Registration Statement" means such registration statement of the Company, as amended (pre- or post-effectiveness), on file with the Commission at the time the registration statement becomes effective under the Securities Act (including all financial statements and financial schedules, exhibits, all other documents filed as a part thereof or incorporated by reference therein, and all the information contained in any final Prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed by virtue of Rule 430A under the Securities Act to be part of the Registration Statement). The term "Prospectus" as used herein means the final Prospectus included as part of the Registration Statement, including, if applicable, the information contained in any final Prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed by virtue of Rule 430A under the Securities Act to be part of the Registration Statement. The term "Preliminary Prospectus" refers to and means any prospectus included in the Registration Statement or any amendment thereto prior to the Registration Statement becoming effective under the Securities Act.

                          (3)     USE AND ACCURACY OF PROSPECTUS.  Neither the
Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Prospectus or any part thereof, and no proceedings for that purpose have been instituted or, to the Company's knowledge, are pending, threatened or contemplated. Each Prospectus delivered to the Underwriters for dissemination in connection with the Public Offering, at the time of filing thereof and delivery to the Underwriters for such dissemination, did not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make





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
the statements therein, in the light of the circumstances under which they were made, not misleading; the foregoing shall not apply, however, to statements in, or omissions from, any Prospectus that are based upon and conform to written information furnished to the Company with respect to any Underwriter (or any affiliate or associate thereof) by or on behalf of the Underwriters or such Underwriters specifically for use in the preparation thereof.

                          (4)     EFFECTIVENESS AND ACCURACY OF REGISTRATION
STATEMENT. The Registration Statement has or will become effective under the Securities Act as of the Effective Date. The Registration Statement and the Prospectus, from the Effective Date through the Closing Date and, if Optional Units are purchased, up to and including the Option Closing Date (and if there are multiple Option Closing Dates, up to and including the last Option Closing
Date), will comply in all material respects with the applicable requirements of the Securities Act and the Regulations, and neither the Registration Statement nor the Prospectus will, on such dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, on such dates, no event will have occurred that should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus that has not then been set forth in such an amendment or supplement; the foregoing shall not apply, however, to statements in, or omissions from, the Registration Statement or the Prospectus that are based upon and conform to written information furnished to the Company with respect to the Underwriters (or any affiliate or associate thereof) by or on behalf of the Underwriters specifically for use in the preparation thereof. The descriptions in the Registration Statement and the Prospectus of contracts and other documents of the Company are accurate and present fairly the information required to be disclosed, and there are no contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement under the Securities Act or the Regulations which have not been so described or filed as required. The Company has complied with all requests of the Commission and any state securities commission in a state designated by the Representative pursuant to Subsection 6(a) hereof for additional information to be included in the Registration Statement and Prospectus or otherwise.

                          (5)     INDEPENDENT PUBLIC ACCOUNTANTS.  BDO Seidman,
L.L.P., the accountants whose reports on the financial statements of the Company and its subsidiaries are filed with the Commission as a part of the Registration Statement are, and were during the periods covered by their respective reports, independent public accountants as required by the Securities Act and the Regulations.

                          (6)     ORGANIZATION, QUALIFICATION, ETC.  The
Company does not have any subsidiaries other than Acquisition Corp. and Celmart Communications, Inc., a Nevada corporation (the "Subsidiaries"), and the Company does not own any stock or other equity interest in, or control, directly or indirectly, any other corporation, partnership or other entity. Each of the Company, the Subsidiaries and Consortium 2000 is (A) a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and (B) duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature





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
of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, business, assets, properties, results of operations or prospects (financial or otherwise) of the Company, the Subsidiaries or Consortium 2000 (hereinafter a "Material Adverse Effect"). The Company does not own, and at the Closing Date and/or Option Closing Date will not own, directly or indirectly, any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, other than its Subsidiaries. The Company owns, directly or indirectly, 100% of the outstanding capital stock of each of the Subsidiaries, and all of such shares have been validly issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights, and, except as set forth in the Prospectus, are owned free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever. Complete and correct copies of the articles of incorporation and the by-laws of the Company, the Subsidiaries and Consortium 2000 in effect on the date hereof have been delivered to you, the receipt of which is acknowledged by your execution of this Agreement, and no changes therein will be made on or subsequent to the date hereof and prior to the Closing Date and/or Option Closing Date.

                          (7)     PERMITS AND LICENSES.  Each of the Company,
the Subsidiaries and Consortium 2000 have all approvals, licenses, franchises, authorizations and permits (collectively, "Permits") necessary under all applicable statutes, codes, rules, regulations, orders and decrees of governments or governmental bodies (collectively, "Laws") to own, lease or use their assets and to conduct their business as described in the Prospectus, except where the failure to have any such Permits will not have a Material Adverse Effect. Neither the Company, any of the Subsidiaries nor Consortium 2000 has received notice of any proceedings relating to the revocation or modification of any such Permits and each of the Company, the Subsidiaries and Consortium 2000 is in all respects in compliance with all of their Permits, except where the failure will not have a Material Adverse Effect. Neither the Company, any of the Subsidiaries nor Consortium 2000 is aware of any breach, violation or default with respect to such Permits.

                          (8)     CAPITALIZATION AND LEGALITY OF SECURITIES.
The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization." The Company will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based on the assumptions set forth therein. There are no preemptive rights with respect to any outstanding securities of the Company. The capital stock and other securities of the Company conform to the descriptions thereof contained in the Prospectus under the caption "Description of Securities." Except as otherwise set forth in the Prospectus, there are no outstanding options, warrants, or other rights to purchase any shares of Common Stock or other capital stock of the Company, or to purchase any other securities convertible into or exchangeable for Common Stock or any other capital stock of the Company. The outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All the shares of Common Stock to be offered by the Prospectus have been duly authorized and, when issued and delivered against payment therefor as provided in this Agreement, the Prospectus, and the Representative's Warrant, as applicable, will be validly issued, fully paid and nonassessable. The Representative's Warrant will constitute, when sold and delivered as contemplated, a valid and binding obligation of the Company enforceable in





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
accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws and court decisions now or hereafter in effect relating to or affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity). A sufficient number of shares of Common Stock have been reserved for issuance upon sale and exercise of the Warrants, the Representative's Warrants, and the Warrants issuable upon exercise of the Representative's Warrants.

                          (9)     REGISTRATION OF SECURITIES.  The Common Stock
is registered under Section 12(g) of the Exchange Act, and all necessary filings have been made to include the shares of Common Stock described herein (the "Shares") in such registration. Upon the effectiveness of the Registration Statement, the Shares will be listed on the Nasdaq SmallCap Market. The Company has taken no action designed, or likely, to have the effect of terminating the registration of the Common Stock under Section 12(g) of the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

                          (10)    TAXES.  No transfer tax, stamp duty or other
similar tax is payable by or on behalf of the Underwriters in connection with
(i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Securities from the Company and the Selling Stockholder and the purchase by the Representative of the Representative's Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) resales of the Securities in connection with the distribution contemplated hereby.

                          (11)    FINANCIAL STATEMENTS.  The financial
statements (audited and unaudited), and related financial schedules and notes (collectively, the "Financial Statements"), filed with and as part of the Registration Statement, comply in all material respects with the requirements of the Securities Act and the Regulations and present fairly the financial position of the Company, its Subsidiaries and Consortium 2000 as of the dates thereof and results of operations and changes in cash flows of the Company, its Subsidiaries and Consortium 2000, for the periods to which they apply, and such Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved. All adjustments that, in the opinion of management, are necessary for a fair presentation of the results for all such periods have been made.
The Financial Statements included in the Registration Statement and the Prospectus are the only financial statements required under the Securities Act or the Regulations to be included in the Registration Statement and the Prospectus. The other financial and statistical information included in the Prospectus, including, without limitation, "Prospectus Summary", "Summary Financial Data" and "Selected Financial Data" presents fairly the information shown therein, and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the books and records of the Company, its Subsidiary and Consortium 2000.

                          (12)    PRO FORMA FINANCIAL STATEMENTS.  The
unaudited pro forma consolidated financial statements included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and
(i) management of the Company believes that the assumptions underlying the pro forma





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
adjustments are reasonable, (ii) the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements, and
(iii) such statements fairly present, with respect to the Company, its Subsidiaries and Consortium 2000, the consolidated pro forma financial position and results of operations and other information purported to be shown therein at the respective dates or for the respective periods therein specified.

                          (13)    MATERIAL LOSS.  The Company, its Subsidiaries
and Consortium 2000 have not, since the date of the latest financial statements included in the Prospectus or the Registration Statement, sustained any material loss or interference with its business from fire, explosion, flood, or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order, or decree, other than as set forth in the Prospectus. Since the respective dates as of which information is set forth in the Prospectus, and except as otherwise set forth therein: (i) there has not been any change in the capital stock, or material increase in the short term or long-term debt, of the Company, its Subsidiaries and Consortium 2000 taken as a whole; (ii) there has not been any Material Adverse Effect or any prospective Material Adverse Effect in the condition (financial or otherwise), business, prospects (financial or otherwise), results of operations, general affairs, or management of the Company, its Subsidiaries and Consortium 2000 taken as a whole, whether or not arising in the ordinary course of business;
(iii) no event has occurred that would result in a material write-down of assets of the Company, its Subsidiaries or Consortium 2000, (iv) the Company, its Subsidiaries and Consortium 2000, have not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, other than those in the ordinary course of business; (v) the Company has not purchased any of its outstanding capital stock; (vi) there has been no dividend or distribution of any kind declared, paid, or made by the Company in respect of the Common Stock; and there has not been any execution or imposition of any material lien, charge, or encumbrance upon the respective property or assets of the Company, its Subsidiaries or Consortium 2000.

                          (14)    INSURANCE.  Each of the Company, the
Subsidiaries and Consortium 2000 maintains insurance policies, including, but not limited to, general liability, product and property insurance, which insures each of the Company, the Subsidiaries and Consortium 2000, and their respective employees, against such losses and risks generally insured against by comparable businesses. None of the Company, the Subsidiaries nor Consortium 2000 (A) has failed to give notice or present any insurance claim with respect to any matter, including but not limited to such entity's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (B) has any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, or (C) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company, any Subsidiary or Consortium 2000.


                          (15)    COMPLIANCE WITH DOCUMENTS AND LAWS.  The
Company, its Subsidiaries and Consortium 2000 are not in violation of their respective certificates of incorporation, by-laws, or other governing documents. Except for any default that could not reasonably be expected to have a Material Adverse Effect, neither the Company, any of its Subsidiaries nor Consortium 2000 is in default in the due performance of any lease or other contract, indenture, mortgage, deed of trust, note, loan, or other agreement or instrument to which the Company, such Subsidiary or Consortium 2000 is a party or by which it, or any of its properties or businesses are subject or any applicable license, franchise, certificate, permit, authorization, statute, rule or regulation of or from any public, regulatory, or governmental agency or authority having jurisdiction over the Company, its Subsidiaries and Consortium 2000, or any of its properties or assets, or any approval, consent, order, judgment or decree. The Company, its Subsidiaries and Consortium 2000 are in material compliance with all laws, rules and regulations applicable to their respective businesses. The execution and performance of this Agreement by the Company will not conflict with or result in a breach or violation of, or default under, any material lease or other material contract, indenture, mortgage, deed of trust, note, loan, or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it, or any of their properties or businesses are subject, and no consent, approval, authorization, or order of any court or governmental authority or agency having jurisdiction over any of the Company or its Subsidiaries or any of their properties or assets is required to be obtained by the Company or any of its Subsidiaries for the consummation by the Company and its Subsidiaries of the transactions contemplated herein, except such as have been obtained or may be required under the Securities Act or the Regulations or under state securities (or "Blue Sky") laws or the applicable rules and regulations promulgated thereunder.

                          (16)    AUTHORIZATION OF AGREEMENTS.  Each of this
Agreement, the Representative's Warrants and the Financial Consulting Agreement (as described in the Prospectus), has been duly authorized, executed, and delivered by the Company and constitutes valid and binding obligations of the Company, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement, the Representative's Warrants and the Financial Consulting Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms of this Agreement, the Representative's Warrants and the Financial Consulting Agreement have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of the certificate of incorporation and by-laws of the Company or any of its Subsidiaries, (ii) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company or any of its Subsidiaries is a party or which the Company or any of its Subsidiaries or any of their properties or assets are or may be bound or affected (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company, any of its Subsidiaries or any of their properties or business, or (iv) violate any Permits of the Company or its Subsidiaries except for any Permits, the violation of which will not cause a Material Adverse Effect. The Agreement, the Representative Warrants and the Financial Consulting Agreement conform to the descriptions thereof in the Prospectus.

                          (17)    TITLE TO PROPERTY.  The Company, its
Subsidiaries and Consortium 2000 have good and marketable title to, and valid and enforceable leasehold estates in, all items of property described in the Registration Statement or Prospectus as owned or leased by them, as the case may be, or that are material to the conduct of the respective businesses of the Company, its Subsidiaries or Consortium 2000, in each case free and clear of all liens, encumbrances, claims, security interests, and other restrictions, other than those described in the Registration Statement or Prospectus and those that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The leases, licenses or other contracts or instruments under which the Company, its Subsidiaries or Consortium 2000 lease, hold or are entitled to use any property, real or personal, are valid, subsisting and enforceable only with such exceptions as are not material and do not interfere with the use of such property by the Company, its Subsidiaries or Consortium 2000, and neither the Company, its Subsidiaries nor Consortium 2000 nor, to the best of the Company's, its Subsidiaries' and Consortium 2000's knowledge, any other party, is in material default thereunder and, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a material default thereunder. The Company, its Subsidiaries and Consortium 2000 have not received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to their owned or leased properties except any such violation that will not have a Material Adverse Effect. The Company, each of its Subsidiaries and Consortium 2000 have insured their respective properties against loss or damage by fire or other casualty and maintain such other insurance as management of the Company, such Subsidiary or Consortium 2000, as the case may be, believe is adequate for the present business operations of the Company, such Subsidiary or Consortium 2000.

                          (18)    COPYRIGHTS, TRADEMARKS, SERVICE MARKS, TRADE
NAMES, ETC. Except as set forth in the Prospectus, the Company, its Subsidiaries and Consortium 2000 own or possess the requisite licenses or adequate rights to use all copyrights, trademarks, service marks, trade names, logos, know-how, trade secrets, licenses, and rights in any way thereof ("Intellectual Property") presently used in or necessary to conduct their respective businesses as described in the Prospectus and the Registration Statement. The Company, its Subsidiaries and Consortium 2000 have not knowingly infringed the rights of another with respect to the Intellectual Property, and there is no outstanding claim of others alleging any such infringement. There is no claim or action by any person pertaining to, or proceeding pending or, to the Company's, any Subsidiary's or Consortium 2000's knowledge, threatened, which challenges the exclusive rights of the Company, its Subsidiaries and Consortium 2000 with respect to any Intellectual Property used in the conduct of the respective businesses of the Company, its Subsidiaries and Consortium 2000.

                          (19)    LITIGATION.  There is no litigation or
governmental or other proceeding or investigation before any court or before or by any public, regulatory, or governmental agency or authority (or any judgment, decree, or order of such court, agency, or authority) pending or, to the best knowledge of the Company, any Subsidiary, or Consortium 2000 threatened, to which the Company, any Subsidiary or Consortium 2000 is a party or of which the respective businesses or properties of the Company, any Subsidiary or Consortium 2000 is the subject which is not disclosed in the Prospectus or Registration Statement as required by the Securities Act or the Regulations. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company, any Subsidiary or Consortium 2000 and enjoining the Company from taking, or requiring the Company, any Subsidiary or Consortium

2000 to take, any action, or to which the Company, any Subsidiary or Consortium 2000, their properties or businesses are bound or subject.

                          (20)    RELATED PARTY TRANSACTIONS.  Except as set
forth in the Prospectus, no officer, director, stockholder or partner of the Company or any Subsidiary, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) or any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or any Subsidiary, or (B) purchases from or sells or furnishes to the Company or any Subsidiary any goods or services, or
(ii) a beneficiary interest in any contract or agreement to which the Company or any Subsidiary is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director or 5% or greater securityholder of the Company or any Subsidiary, or any partner, affiliate or associate of any of the foregoing persons or entities.

                          (21)    PROHIBITED PAYMENTS.  Neither the Company nor
any of the directors or officers of the Company acting in any capacity on behalf of the Company has used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                          (22)    INTERNAL ACCOUNTING CONTROLS.  The Company
maintains a system of internal accounting controls for the Company and its Subsidiaries, which, taken as a whole, is sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended, and to meet the broad objectives of preventing and detecting errors or irregularities in amounts that would be material to the Company's financial statements. Except as specifically disclosed in the Prospectus, neither the Company nor any employee or agent of the Company, has made any payment or transfer of any funds or assets of the Company, conferred any personal benefit by the use of the assets of the Company, or received any funds, assets, or personal benefit in each case in violation of any law, rule, or regulation, which is required to be disclosed in the Prospectus or necessary to make the statements therein not misleading.

                          (23)    TAX RETURNS.  Each of the Company, its
Subsidiaries and Consortium 2000 (A) has paid all federal, state, local and foreign taxes for which it is liable and has furnished all information returns it is required to furnish pursuant to the Internal Revenue Code of 1986, as amended, (B) has established adequate reserves for such taxes which are not yet due and payable and (C) does not have any tax deficiency or claims outstanding, proposed or assessed against it. The Company, its Subsidiaries and Consortium 2000 have not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and are not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against the Company, its Subsidiaries or Consortium 2000. The Company, its Subsidiaries and Consortium 2000 have not been, and are not currently being, audited by any taxing authority, nor has the Company, its Subsidiaries or Consortium 2000 entered into any agreement to toll any applicable statute of limitations with respect to the payment of any taxes.

                          (24)    EMPLOYEE PLANS.  Except as set forth in the
Registration Statement or the Prospectus, the Company, its Subsidiaries and Consortium 2000 have no employee benefit plans (including, without limitation, pension, profit sharing, and welfare benefit plans) or deferred compensation arrangements.

                          (25)    LABOR DISPUTES.  Each of the Company, the
Subsidiaries and Consortium 2000 has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company, any of the Subsidiaries or Consortium by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company, any of the Subsidiaries or Consortium 2000 pending before the National Labor Relations Board or any lockout, strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, any of the Subsidiaries or Consortium 2000, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, any of the Subsidiaries or Consortium 2000, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company, the Subsidiaries or Consortium 2000. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of the Subsidiaries. No labor dispute exists or, to the knowledge of the Company, any Subsidiary or Consortium 2000, is imminent with the employees of the Company, such Subsidiary or Consortium 2000. Neither the Company, any of its Subsidiaries nor Consortium 2000 is a party to any collective bargaining agreement.

                          (26)    REGISTRATION RIGHTS.  Except as set forth in
the Registration Statement or the Prospectus, no person, firm, or entity of any nature whatsoever has any right to require the Company to register or attempt to register under the Securities Act or any other securities law any shares of capital stock including Common Stock or securities convertible into or exchangeable or exercisable for any shares of capital stock including Common Stock, by reason of the filing of the Registration Statement with the Commission or otherwise.

                          (27)    STABILIZATION.  Neither the Company nor any
person that controls, is controlled by or is under common control with, the Company has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in under the Securities Exchange Act of 1934 (the "Exchange Act"), stabilization or manipulation of the price of any security in order to facilitate the sale or resale of any of the Securities.

                          (28)    INVESTMENT COMPANY.  The Company is not, and
upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                          (29)    FINDER OR BROKER.  The Company has not
retained or dealt with any broker or finder with respect to the transactions contemplated hereby, and the Company knows of no outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of the Securities hereunder. The Company will indemnify and hold harmless the Underwriters with respect to any claim for a finder's fee by any party claiming to be owed such fee based on contacts, conversations, or arrangements with the Company.

                          (30)    CONTRACTS.  Other than those that
individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, each contract or other instrument (however characterized or described) to which the Company, any of its Subsidiaries or Consortium 2000 is a party or by which their respective properties or businesses are or may be bound or affected and to which reference is made in the Registration Statement or Prospectus has been duly and validly executed by the Company, its Subsidiaries or Consortium 2000, is in full force and effect in all material respects and, based on the fact that each other party has full power, corporate or otherwise, to execute, deliver and perform such contracts, is enforceable against the parties thereto in accordance with its terms. None of such contracts or instruments has been assigned by the Company, its Subsidiaries or Consortium 2000 and neither the Company, its Subsidiaries nor Consortium 2000 or any other party is in default thereunder and, no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Additionally, none of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company, its Subsidiaries or Consortium 2000 or any of their assets or businesses, where such violation or default would have a Material Adverse Effect.

                          (31)    NASD INFORMATION.  All information provided
by the Company to the Underwriters or their counsel in connection with any filings made with the National Association of Securities Dealers, Inc. ("NASD") with respect to the Public Offering is true and correct.

                          (32)    COMPLIANCE WITH ENVIRONMENTAL LAWS AND
REGULATIONS. The Company, its Subsidiaries and Consortium 2000 are in compliance in all material respects with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management and waste disposal (collectively, the "Environmental Laws"), except for any such noncompliance as may be described in the Registration Statement or Prospectus and, to the Company's knowledge, there are no circumstances that would prevent, interfere with, or materially increase the cost of such compliance in the future. Except as set forth in the Registration Statement or Prospectus, there is no claim under any Environmental Laws ("Environmental Claim"), pending or threatened against or affecting the Company, its Subsidiaries or Consortium 2000 and, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment that could form the basis of any Environmental Claim against or affecting the Company, its Subsidiaries or Consortium 2000.

                          (33)    BUSINESS WITH CUBA.  Neither the Company, any
of its Subsidiaries nor Consortium 2000 is doing business with the government of Cuba or with any person or affiliate located in Cuba.

                          (34)    INDEBTEDNESS.  There are no outstanding
loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                          (35)    ACQUISITIONS OR DISPOSITIONS.  Except as set
forth in the Registration Statement and Prospectus, the Company has not consummated the acquisition or disposition of any business or property which is "significant" to the Company within the meaning of Regulation S-X under the Securities Act, and no such acquisition or disposition is probable.

                          (36)    TELECOMMUNICATIONS AUTHORIZATIONS.  To the
extent necessary to comply with the regulation of telecommunications carriers, the Company, the Subsidiaries and Consortium 2000 have all necessary material consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all United States federal and state and foreign authorities (the "Authorizations") to own, lease, license and use their properties and assets and to conduct their business in the manner described in the Prospectus, except as described in the Prospectus, and all material agreements or arrangements of the Company, the Subsidiaries and Consortium 2000 comply with all applicable United States federal and state and foreign laws. Neither the Company, any of the Subsidiaries nor Consortium 2000 is aware of any breach, violation or default with respect to such Authorizations.

                          (37)    COMPLIANCE WITH TELECOMMUNICATIONS LAWS.
Solely with respect to matters specifically relating to the regulation of telecommunications carriers administered by United States federal or state or foreign governmental authorities, including, and limited to, the Federal Communications Commission (the "FCC") and state public utility commissions or similar state authorities (collectively, "PUCs" and, individually, a "PUC"), the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Merger Agreement will not contravene any provision of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement.

                          (38)    CHANGES.  At any time, if there is any change
in the information referred to in this Subsection 2(a), the Company will immediately notify you of such change.

                          (39)    REPRESENTATIONS AND WARRANTIES OF THE SELLING
STOCKHOLDER. The Company is not aware, and has no reason to believe, that any representation or warranty of the Selling Stockholder set forth in Subsection 2(b) below is untrue or inaccurate in any material respect.

                 (b) REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder represents and warrants to each Underwriter that:

                          (1)     OWNERSHIP.  The Selling Stockholder is the
lawful owner of the Units to be sold by the Selling Stockholder pursuant to this Agreement and has, and on the Closing Date will have, good and clear title to such Units, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                          (2)     TITLE TO UNITS.  Upon delivery of and payment
for such Units pursuant to this Agreement, good and clear title to such Units will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                          (3)     DELIVERY OF CERTIFICATES.  Certificates in
negotiable form for such Selling Stockholder's shares of Common Stock have been placed in custody for delivery pursuant to the terms of this Agreement, under a Custody Agreement duly authorized, executed and delivered by such Selling Stockholder in the form heretofore furnished to you (the "Custody Agreement") with ____________________, as Custodian (the "Custodian"); the shares of Common Stock represented by the certificates so held in custody for such Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such shares of Common Stock hereunder, certificates for the shares of Common Stock will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                          (4)     STABILIZATION.  The Selling Stockholder has
not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Units.

                          (5)     AUTHORIZATION OF AGREEMENTS.  The execution,
delivery and performance of this Agreement by the Selling Stockholder, compliance by the Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be under the Securities

Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of the Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to the Selling Stockholder or property of the Selling Stockholder.

                          (6)     ACCURACY OF INFORMATION.  All written
information furnished to the Company by or on behalf of the Selling Stockholder with respect to the Selling Stockholder for use in connection with the preparation of the Registration Statement is true, correct and complete in all material respects as of the stated date of such information and the date hereof; the Selling Stockholder has read the information appearing in the Prospectus and, as it pertains to the Selling Stockholder, such information does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading.

                          (7)     FINDER OR BROKER.  The Selling Stockholder
has not retained or dealt with any broker or finder with respect to the transaction contemplated hereby, and the Selling Stockholder does not know of any outstanding claims for services in the nature of a finder's fee or origination fee with respect to the sale of Units by the such Selling Stockholder hereunder. The Selling Stockholder will indemnify and hold harmless the Underwriters with respect to any claims or finder's fee by any party claiming to be owed such fee based on contacts, conversations, or arrangements with the Company or the Selling Stockholder.

                          (8)     REASON FOR SALE.  The sale of Units by the
Selling Shareholder pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Registration Statement.

         3. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters that:

                 (a) EFFECTIVENESS OF REGISTRATION STATEMENT. If the Effective Date is not prior to the execution and delivery of this Agreement, the Company will use its best efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible. The Company will notify the Underwriters promptly (i) when the Registration Statement or any subsequent amendment thereto has become effective or any supplement to the Prospectus has been filed and (ii) of the receipt of any requests, and the nature and substance thereof, by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for any other additional information. The Company will prepare and file with the Commission, promptly upon the Representative's reasonable request, any amendment or supplement to the Registration Statement or Prospectus that may be necessary or advisable in connection with the sale or distribution of the Securities or any of the Representative's Warrants. The Company will file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Representative shall reasonably object by notice to the Company after having been furnished a copy within a reasonable time, but no later than five business days, prior to the proposed filing thereof. The Company will furnish to the

Underwriters at or prior to the filing thereof with the Commission a copy of any document that upon filing is deemed to be incorporated by reference in whole or in part in the Registration Statement or the Prospectus.

                 (b) NOTICE OF STOP ORDER. The Company will advise the Underwriters promptly, and confirm in writing, when and if it receives notice or obtains knowledge of (i) the issuance by the Commission or any state securities commission in a state designated by the Representative pursuant to Subsection 6(e) hereof of any stop order or other order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement or (ii) the suspension of the qualification of any of the Securities or the Representative's Warrants for offering or sale in any jurisdiction in which they were previously qualified, or (iii) the initiation or threat of any proceeding for that purpose. The Company will promptly use its reasonable best efforts to prevent the issuance, and to obtain the withdrawal if such issuance is not prevented, of any such stop order or other suspension.

                 (c) COMPLIANCE WITH THE SECURITIES ACT AND THE EXCHANGE ACT. Within the time during which a Prospectus relating to the Securities, or the Representative's Warrants is required to be delivered under the Securities Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act, as now in effect and as hereafter amended, and by the Regulations, as from time to time in force, to permit the continuance of sales of or dealings in the distribution of the Securities or the Representative's Warrants or the Warrant Securities, as contemplated by the provisions therein, herein, and in the Registration Statement or Prospectus. If during such period any event as to which the Company has knowledge occurs as a result of which the Registration Statement or the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will notify the Underwriters promptly, will amend the Registration Statement or supplement the Prospectus so as to correct such statement or omission or otherwise to effect such compliance, and will furnish without charge to the Underwriters and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Underwriters may from time to time reasonably request. Furthermore, the Company will prepare and file with the Commission, promptly upon the request of the Underwriters, any amendments or supplements to the Registration Statement or the Prospectus, which in the opinion of the Underwriters may be necessary to enable the Underwriters to continue the distribution of the Securities, and will use its best efforts to cause the same to become effective as promptly as possible.

                 (d) COPIES OF REGISTRATION STATEMENT, ETC. The Company will deliver to the Underwriters, from time to time without charge, such number of copies of the Registration Statement (two of which delivered to the Representative shall be manually signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities and to such persons as requested by the Underwriters. The Company consents to the use of any Preliminary Prospectus as originally filed, any amended Preliminary Prospectus, the Prospectus and any amendments or supplements thereto by the Underwriters and by any dealer for the purpose contemplated by the Securities Act and the Regulations.

                 (e) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters and the Underwriters' counsel, to register or qualify the Securities, the Representative's Warrants and the Warrant Securities, for offer and sale under the securities laws of such jurisdictions as the Underwriters may reasonably designate, and will continue such qualifications in effect for so long as may be necessary to complete the distribution and sale of such securities; provided that in no event shall the Company be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified.

                 (f) SECTION 11(A) EARNINGS STATEMENT. The Company will make generally available to its security holders (within the meaning of Section 11(a) of the Securities Act) and deliver to the Underwriters as soon as practicable an earnings statement that shall satisfy the requirements of
Section 11(a) and Rule 158 under the Securities Act, covering a period of at least 12 consecutive months after the Effective Date.

                 (g) INFORMATION TO THE REPRESENTATIVE. Until the fifth anniversary of the Effective Date, the Company will furnish or cause to be furnished to the Underwriters and the Underwriters' counsel, with reasonable promptness, copies of (i) annual audited balance sheets and audited statements of operations and changes in cash flows of the Company, and quarterly balance sheets and statements of income of the Company (which need not be audited),
(ii) all reports, if any, to its shareholders, (iii) all reports filed by the Company with the Commission, any securities exchange and/or the NASD; and (iv) such other material documents and information with respect to the Company and its affairs as the Underwriters may from time to time reasonably request and the Company can produce at reasonable cost; provided, however, that the Company shall not be required to produce such information or documents if the Company has received a written opinion of its counsel that providing such information to the Underwriters is reasonably likely to create liability under applicable federal and state securities laws and a copy of such opinion is furnished to the Underwriters. The Company shall cause the Board of Directors to meet, at least quarterly, upon proper notice, and shall also cause the agenda and minutes of the last meeting to be mailed to each Director prior to each meeting and a copy of such report to be sent to the Underwriters. The Company shall cause its transfer agent to provide the Underwriters with copies of the Company's monthly transfer sheets and Depository Trust Company transfer sheets. Upon request, the Company shall also provide the Underwriters with current lists of its shareholders and warrantholders, if any. The Underwriters will maintain the confidentiality of any documents or information provided to the Underwriters pursuant to this Subsection 3(g), and will comply fully with federal and state securities laws regarding the use of such documents or information.

                 (h) LISTING IN SECURITIES MANUAL; AFTER-MARKET TRADING MEMORANDUM; NON-ISSUER TRANSACTION. The Company shall use its best efforts to maintain its listing in Standard and Poor's Corporation Reports and/or Moody's OTC Guide for at least five years after the Closing Date. For a period of five years from the Closing Date, at the request of the Underwriters and at the Company's sole expense, the Company shall cause its counsel to provide to the

Underwriters a list of those states in which the Company's securities may be traded in non-issuer transactions under the Blue Sky laws of the 50 states.

                 (i) LISTING ON THE NASDAQ SMALLCAP MARKET. Prior to the Effective Date, the Company, at its cost, shall use its best efforts to have caused the Units, Warrants and Common Stock to be listed for trading on The Nasdaq SmallCap Market system under symbols which are acceptable to the Representative, and the Company shall use its best efforts to have the Units, Warrants and Common Stock remain listed for at least five years.

                 (j) SECTION 12(G) REGISTRATION. The Company's Common Stock is registered with the Commission under the provisions of Section 12(g) of the Exchange Act. Prior to the Effective Date, the Company will arrange to have Units and Warrants registered with the Commission under the provisions of
Section 12(g) of the Exchange Act. The Company will use its best efforts to maintain the registration of the Common Stock, Warrants and Units under Section 12(g) of the Exchange Act for a minimum of five years after the Effective Date. The Company shall comply with the Securities Act, the Regulations, the Exchange Act and the rules and regulations promulgated thereunder, the applicable rules and regulations of the NASD, and applicable state securities laws so as to permit the continuance of sales of and dealings in the Common Stock and the exercise of the Representative's Warrants and the issuance and sale of Securities upon such exercise in compliance with applicable provisions of such laws, rules, and regulations, including the filing with the Commission, the NASD and state securities commissions in all states where the Securities, including the Warrant Securities, have been issued or sold, all reports required to be so filed, and the Company will deliver to the holders of the Securities and/or Warrant Securities all reports required to be provided to such holders pursuant to such laws, rules, or regulations. The Company shall promptly file with the Commission and deliver to the Underwriters, from time to time as required to make the same reasonably current, such statements and reports as are required to be filed by a company registered under Section 12(g) of the Exchange Act.

                 (k) USE OF PROCEEDS. The Company shall apply the net proceeds received from the sale of the Units and the exercise of the Representative's Warrants in the manner set forth under the caption "Use of Proceeds" in the Registration Statement or Prospectus.

                 (l) BOARD MEETINGS AND MEMBERSHIP. For a period of five years commencing on the Effective Date, the Representative shall have the right to designate one nominee for election to the Company's Board of Directors. The Company shall, prior to the Effective Date, cause the officers, directors and holders of 5% or more of the outstanding Common Stock of the Company to agree in writing to vote their shares of Common Stock during such five-year period in favor of the election of such nominee. Following the election of such nominee as director, such person shall receive no more or less compensation than is paid to other non-officer directors of the Company for attendance at meetings of the Board of Directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation. The Company agrees to indemnify and hold such director harmless to the maximum extent permitted by law, against any and all claims, actions, awards and judgments arising out of his or her service as director and, in the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, to include such director as insured under such policy. The rights and benefits of such indemnification and the benefits of such insurance shall, to the extent possible, extend to the designee of the Representative insofar as he or she may be or may be alleged to be responsible for such director, provided that the extension of such rights and benefits to the designee of the Representative may be done without additional cost to the Company.

                 In the event that the Representative does not elect to designate one member to the Company's Board of Directors, the Representative shall have the right during such five-year period to have up to one representative attend all meetings of the Board of Directors of the Company, which meetings shall be held at least quarterly, including any meetings of any committees of the Board of Directors. All information received by such representative at such meetings shall be kept confidential, shall not be disclosed by the representatives to any third party, and shall be dealt with in full compliance with federal and state securities laws.

                 (m) FUTURE SALES. The Company will not, during the period of the Public Offering and for a period of five years from the Effective Date, without the Representative's prior written consent, offer, sell, contract to sell, grant an option relating to, or otherwise dispose of, any securities of the Company, except for the issuance of shares of Common Stock to be issued
(a) pursuant to options or options currently reserved for future grant and disclosed in the Registration Statement and Prospectus, (b) pursuant to and in order to consummate a merger with or acquisition from an unaffiliated party in a transaction negotiated at arms' length and approved by a majority of the Company's Board of Directors, (c) in a public offering, at a price not less than 90% of the average of the closing bid prices of the Common Stock as reported on The Nasdaq SmallCap Market for the 20 consecutive trading day period immediately preceding the date of sale (the "Exempt Price"), and (d) in a private sale at a price not less than 75% of the Exempt Price.

                 (n) UNDERTAKINGS. The Company will comply with the provisions of all undertakings contained in the Registration Statement or made in connection with any application to register or qualify any of the Securities, including the Warrant Securities, under state Blue Sky laws.

                 (o) CERTAIN DELIVERIES TO THE REPRESENTATIVE. The Company shall obtain from its officers, counsel, and accountants those certificates, opinions, and letters referred to in Section 7. The Company shall, upon request of the Underwriters, furnish to the Underwriters as early as practicable prior to each of the date hereof, the Closing Date and any Option Closing Date, but not later than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than 30 days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in the accountants' letter to be furnished pursuant to Subsection 7(k) hereof.

                 (p) REDEMPTION AND DIVIDENDS. For a period of five years from the Effective Date, the Company shall not redeem any of its securities and shall not (i) pay any dividends or make any other cash distribution in respect of its securities in excess of the amount of the Company's current and retained earnings after the Closing Date, or (ii) redeem any of its securities outstanding as of the Closing Date other than redemptions made in connection with the termination of an employee or director if such employee's employment agreement, in effect prior to the Effective Date, provides for redemption upon termination, or redemptions as otherwise provided herein, without obtaining the Representative's prior written consent. The Representative shall either approve or disapprove such contemplated redemption of securities or dividend payment or distribution within 15 days from the date the Representative receives written notice of the Company's proposal with respect thereto; a failure of the Representative to respond within the five business day period shall be deemed consent to the transaction.

                 (q) RESTRICTIONS ON SALES, OPTIONS AND VOTING BY AFFILIATES. Except upon consent of the Representative, all directors, officers, and holders of 5% or more of the Company's capital stock issued and outstanding as of the Effective Date, as well as options, warrants or rights thereto, shall agree not to sell any shares of any class of capital stock owned by them, privately or publicly (either pursuant to Rule 144 of the General Rules under the Securities Act or otherwise) for a period of not less than 24 months following the Effective Date. The Company will cause its transfer agent to note such restriction on the transfer books and records of the Company and will obtain "lock-up agreements" from such directors, officers, and shareholders prior to the Effective Date. The agreement shall cease to be in operation only to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws and court decisions now or hereafter in effect relating to or affecting creditors' rights and remedies generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

                 (r) OUTSTANDING WARRANTS, OPTIONS AND OTHER RIGHTS. Unless the Representative has given its written consent prior to the Effective Date, which consent shall not be unreasonably withheld, there shall not be outstanding on the Closing Date any warrants, options, or other rights to purchase any shares of Common Stock, except as otherwise set forth in the Registration Statement or Prospectus.

                 (s) ACCOUNTING FIRM. The Company shall retain a national independent public accounting firm reasonably acceptable to the Representative for a period of five years from the Effective Date. The Representative hereby acknowledge that BDO Seidman, L.L.P. is such a firm.

                 (t) BUSINESS WITH CUBA. The Company will inform the Florida Department of Banking and Finance (the "Department") if at any time it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the Effective Date. Such information will be provided to the Department within 90 days after the commencement of business in Cuba or within 90 days after the change occurs with respect to previously reported information.

                 (u) CLOSING BINDERS. The Company shall, at its sole cost and expense, supply and deliver to the Representative and the Underwriters' counsel, within a reasonable period after the Closing Date, six transaction binders, each of which shall include the Registration Statement, as amended or supplemented, all exhibits to the Registration Statement, each Preliminary

Prospectus, the Prospectus, the Preliminary Blue Sky Memorandum and any supplement thereto and all underwriting and other closing documents.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE UNDERWRITERS. The Underwriters severally represent and warrant to, and agree with, the Company and the Selling Stockholder that:

                 (a) REGISTRATION AS BROKER-DEALER AND MEMBER OF NASD. Each of the Underwriters is registered as a broker-dealer with the Commission and in all states in which it shall offer the Securities, and is a member in good standing of the NASD.

                 (b) NO PENDING PROCEEDINGS. There is not now pending or threatened against any of the Underwriters any action or proceeding of which it has been advised, either in any court of competent jurisdiction or before the Commission, or before any state securities commission or the NASD, concerning its activities as a broker or dealer, that could have a Material Adverse Effect upon the ability of such Underwriter to perform under its obligations this Agreement.

                 (c) NO UNTRUE STATEMENTS. No information furnished to the Company in writing by or on behalf of the Underwriters for the express purpose of use in or for preparation of the Registration Statement or the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For all purposes under this Agreement, the only information which shall be deemed to have been provided by or on behalf of the Underwriters for the express purpose of use in or for preparation of the Registration Statement or the Prospectus shall be the information contained in the "Underwriting" section of the Prospectus.

                 (d) FINDER OR BROKER. Except as contemplated by this Agreement, no Underwriter (i) has retained or dealt with any broker or finder or financial consultant with respect to the transactions contemplated hereby, or (ii) knows of any outstanding claims for services in the nature of a finder's fee or origination fee with respect to transactions contemplated hereby. The Underwriters will indemnify and hold harmless the Company with respect to any claims for a finder's fee by any party claiming to be owed such fee based on contacts, conversations, or arrangements with the Underwriters.

         5.      OFFERING EXPENSES AND RELATED MATTERS

                 (a) GENERAL. Whether or not the Public Offering is consummated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including without limiting the generality of the foregoing, (i) the preparation, printing, filing, and copying of the Registration Statement, Preliminary Prospectus, Prospectus, this Agreement, Blue Sky memoranda, the Agreement Among Underwriters, if any, the Selected Dealers Agreement, and other underwriting documents, if any, and any drafts, amendments or supplements thereto, including the cost of all copies thereof supplied to the Underwriters in such quantities as reasonably requested by the Underwriters, the costs of mailing Preliminary and Final Prospectuses to offerees and purchasers of the Securities; and the out of pocket travel expenses of the Underwriters and counsel to the Underwriters or other professionals designated by the Underwriters to visit the Company's facilities for purposes of discharging due diligence responsibilities; (ii) the printing, engraving, issuance and delivery of certificates representing the Securities, including any transfer or other taxes payable thereon; (iii) the registration or qualification of the Securities, including the Warrant Securities, under state securities or Blue Sky laws, including the reasonable fees and disbursements of counsel (regardless of whether such counsel is also counsel to the Representative, subject to the limitation set forth in Subsection 5(c) below) and filing fees in connection therewith; (iv) all fees and expenses of the Company's counsel and accountants; (v) all costs, expenses and filing fees in connection with review of the terms of the Public Offering by the NASD; (vi) all costs and expenses, including legal fees, of any listing of the Securities on The Nasdaq SmallCap Market and/or on a stock exchange and/or in Standard and Poor's Corporate Reports and/or in any other securities manuals; (vii) all costs and expenses of four bound volumes provided to the Underwriters of all closing documents, paper exhibits, correspondence and records forming the materials included in the Public Offering; (viii) the reasonable costs and expenses of all pre-closing and post-closing advertisements relating to the Public Offering (such as tombstone ads); (ix) all costs of holding informational meetings and "road shows"; and (x) all other costs and expenses incurred or to be incurred by the Company in connection with the transactions contemplated by this Agreement. The obligations of the Company under this Subsection 5(a) shall survive any termination or cancellation of this Agreement.

                 (b) NON-ACCOUNTABLE EXPENSE ALLOWANCE. In addition to the Company's responsibility for payment of the foregoing expenses, the Company shall pay to the Representative a non-accountable expense allowance equal to 3% of the gross proceeds of the Public Offering, including in the computation of such amount the proceeds from any sale of Optional Units. The non-accountable expense allowance due shall be paid at the Closing Date and on each Option Closing Date, as applicable.

                 (c)      EXPENSES IF THE PUBLIC OFFERING IS NOT COMPLETED.
The Representative hereby acknowledges its prior receipt from the Company of $25,000, which amount shall be applied to the non-accountable expense allowance. If the proposed Public Offering is not completed because: (1) of any reason solely within the control of the Company or its shareholders, (2) the Company unilaterally withdraws the proposed Public Offering from the Underwriters, (3) of any material discrepancy in any representation or warranty made to the Representative or the failure of the Company to meet any of its material obligations hereunder, then the $25,000 paid shall be retained by the Underwriters as and for their expenses and without any further liability whatsoever on the part of the Company except in the case of fraud or willful misconduct on the part of the Company, in which case the Company shall be responsible for the greater of: (A) such $25,000 or (B) the Underwriters' actual costs, expenses, and legal fees incurred without limitation in connection with the transaction contemplated hereunder. If the Underwriters unilaterally withdraw from the Public Offering for any reason other than that set forth in this Subsection 5(c) above, the Company will be obligated to reimburse the actual expenses incurred in connection herewith. It is understood and agreed by the parties hereto that any expenses incurred by the Underwriters will be deemed to be reasonable and unobjectionable upon demonstration by the Underwriters that such expenses were incurred, directly or indirectly, in connection with the proposed transaction and/or relationship of the parties hereto, as described herein.

                 (d) REPRESENTATIVE'S RIGHT OF FIRST REFUSAL. The Company hereby grants to the Representative a right of first refusal for a period of 5 years after the Effective Date of the Registration Statement for the underwriting of any public or private sale of securities of the Company to be made by the Company, or for any public or private sale of securities by the Company to be made by its principal shareholders or subsidiaries.

                 (e) ENGAGEMENT OF THE REPRESENTATIVE AS WARRANT SOLICITATION AGENT. The Company hereby appoints the Representative as warrant solicitation agent for a period of five years after the Effective Date, and the Representative shall be entitled to receive a 7% warrant conversion fee upon exercise of the Warrants, pursuant to the NASD Notice to Members 81-38.

                 (f) COMPLIANCE WITH BLUE SKY LAWS. The Representative shall determine in which states or jurisdictions the Securities, including the Warrant Securities (as described below), shall be registered or qualified for sale. Copies of all applications and related documents for the registration or qualification of securities (except for the Registration Statement and Prospectus) filed with the various states shall be supplied to the Company's counsel as soon as possible following their transmission to the various states, and copies of all comments and orders received from the various states shall be made available promptly to the Company's counsel. Immediately prior to the Effective Date, counsel for the Representative shall advise counsel for the Company in writing of all states in which the offering has been registered or qualified for sale or has been cancelled, withdrawn, or denied, the date of each such event, and the number of Securities, including Warrant Securities, registered or qualified for sale in each such state. The Company shall be responsible for the cost of state registration or qualification filing fees and the legal fees of Underwriters' counsel in connection with such filings, which filing fees are payable to Underwriters' counsel in advance of such filings.

         6.      REPRESENTATIVE'S WARRANTS; OTHER FINANCIAL ARRANGEMENTS

                 (a) REPRESENTATIVE'S WARRANTS. On the Closing Date, the Company will sell to the Representative, for an aggregate price of the lesser of $.01 per Representative's Warrant or an aggregate of $100, warrants to purchase the equivalent of 10% of the Units sold in the Public Offering, at an exercise price per Unit of $7.20 (120% of the Public Offering price per Unit). The Representative's Warrants shall be non-exercisable and non-transferable (other than to officers or partners of members of the underwriting or selling group) for a period of 12 months following the Effective Date. The Representative's Warrants shall be exercisable, in whole or in part, commencing 12 months after the Effective Date and for a period of four years thereafter (the "Term"). If the Representative's Warrants are not exercised during the Term, they shall, by their terms, automatically expire. The Representative's Warrants shall contain customary anti-dilutive provisions relating to any recapitalization, stock split, stock dividend or similar event involving the Company. The Representative's Warrants shall also contain provisions providing for demand and "piggyback" registration rights with respect to the Representative's Warrants and the Warrant Securities.

                 The Representative's Warrants shall otherwise be transferable after one (1) year from the Effective Date pursuant to available exemptions from registration under the Securities Act.

                 (b) FINANCIAL CONSULTING AGREEMENT; FINDER'S FEE. On the Closing Date, the Company and B C Capital Corp., an affiliate of the Representative, shall enter into a financial consulting agreement pursuant to which the Representative will offer to provide financial consulting services to the Company for a one-year period (the "Financial Consulting Agreement"). The Company shall pay to the Representative a consulting fee of 1/2% of the gross proceeds of the Public Offering received by the Company for such one-year period, which will be payable in full on the Closing Date. In addition, the Company agrees to pay to the Representative a graduated finder's fee based on the Transaction Value (as defined herein) of any merger, acquisition, joint venture or other similar transaction to which the Company or a subsidiary of the Company is a party and as to which the Representative originates, directly or indirectly, as follows:

                          5% on the first $5,000,000;
                          4% on the amount from $5,000,001 to $6,000,000;
                          3% on the amount from $6,000,001 to $7,000,000;
                          2% on the amount from $7,000,001 to $8,000,000; and
                          1% on the amount over $8,000,001.

                 "Transaction Value" shall mean the aggregate value of all cash, securities, and other property (i) paid to the Company, its affiliates, or their shareholders in connection with any transaction referred to above involving an investment in or acquisition of the Company or any affiliate (or the assets of either), (ii) paid by the Company or any affiliate in any such transaction involving an investment in or acquisition of another party or its equity holdings by the Company or any affiliate, or (iii) paid or contributed by the Company or any affiliate and by the other party or parties in the event of any such transaction involving a joint venture or similar joint enterprise or undertaking. The value of any such securities (whether debt or equity) or other property shall be the fair market value thereof as determined by unanimous agreement of the Representative and the Company or by an independent appraiser jointly selected by the Representative and the Company.

         7. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy in all material respects, as of the date hereof and each Closing Date (whether the Closing Date with respect to the Shares or an Option Closing Date with respect to the Optional Shares), as if made on such Closing Date, of the representations and warranties of the Company contained herein and the following additional conditions, unless expressly waived in writing by the Representative:

                 (a)      EFFECTIVENESS OF REGISTRATION STATEMENT.

                           (i) The Registration Statement shall have been declared effective by the Commission not later than 5:00 P.M., Eastern Time, on the date of this Agreement, or such later time or date as shall have been consented to by the Representative in writing (the "Effective Date").

                          (ii) On the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities, including the Representative's Warrants and the Warrant Securities, under the Blue Sky laws of any jurisdiction (whether or not a jurisdiction specified by the Representative) shall have been issued, and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the Commission or the authorities of any such jurisdiction.

                         (iii) Any request of the Commission or any such authorities for additional information to be included in the Registration Statement or Prospectus or otherwise shall have been complied with to the reasonable satisfaction of counsel for the Representative.

                 (b) REPRESENTATIONS; COMPLIANCE WITH AGREEMENT. The representations and warranties of the Company in this Agreement shall be true and correct on and as of the Closing Date, with the same effect as if made on the Closing Date, and the Company shall have complied with all the agreements and satisfied all the obligations required to be performed or satisfied by it at or prior to the Closing Date.

                 (c) NO UNTRUE STATEMENTS. The Registration Statement and the Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, since the Effective Date, there shall not have occurred any event required to be set forth in an amended or supplemented Prospectus that has not been so set forth (except any such statement or omission based upon information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement).

                 (d) NO MATERIAL CHANGE. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, (i) there shall have been no Material Adverse Effect with respect to the properties operations, business, financial condition, results of operations or prospects of the Company, any of its Subsidiaries or Consortium 2000 (ii) the Company shall not have entered into any material transaction not in the ordinary course of business, (iii) the Company shall not have paid or declared any dividends or other distributions on its capital stock, (iv) the conduct of the business and operations of the Company, its Subsidiaries, or Consortium 2000 shall not have been materially interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured), or by any court or governmental action, order or decree, and the properties of the Company, any of its Subsidiaries or Consortium 2000 shall not have sustained any material loss or damage (whether or not insured) as a result of any such occurrence.

                 (e) NASD. The NASD shall have indicated that it has no objection (i) to the underwriting arrangements pertaining to the sale of the Securities by the Underwriters and (ii) the participation by the Underwriters in the sale of the Securities. No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date, for any member firm of the NASD to execute transactions (as principal or as agent) in the Common Stock and no proceedings for the purpose of taking such action shall have been instituted or shall be pending, or, to the best of the Underwriters' or the Company's knowledge, shall be contemplated by the Commission or the NASD. The Company represents at the date hereof, and shall represent as of the Closing Date or Option Closing Date, as the case may be, that it has no knowledge that any such action is in fact contemplated by the Commission or the NASD.

                 (f) OFFICERS' CERTIFICATE. The Company shall have furnished to the Underwriters a certificate of the President and of the Chief Financial Officer of the Company, dated the day of the Closing Date, to the effect that each signer of such certificate has examined the Registration Statement, the Prospectus, and this Agreement, and the conditions set forth in Subsections 7(a) through 7(d) have been satisfied.

                 (g) OPINION OF COMPANY COUNSEL. At the time this Agreement is executed and as of the Closing Date and the Option Closing Date, as applicable, the Company shall have furnished to the Underwriters the opinion of counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to counsel to the Representative and substantially in the form of Exhibit A attached hereto.

                 (h) OPINION OF SPECIAL COUNSEL. You shall have received on the Closing Date and on the Option Closing Date, if any, an opinion from communications regulatory counsel for the Company, dated the Closing Date and the Option Closing Date, if any, and addressed to Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, substantially in the form of Exhibit B attached hereto.

                 (i) ADDITIONAL DOCUMENTS. At the Closing Date and any Option Closing Date, the Underwriters shall have been furnished such additional documents, opinions and certificates, including documents, opinions and certificates relating to the consummation of the Merger and the Merger Agreement, as they shall reasonably request.

                 (j) CERTIFICATES, BYLAWS AND PROCEEDINGS. The Company's Certificate of Incorporation and By-Laws, and all proceedings taken in connection with the authorization, issuance, or sale of the Securities, the Representative's Warrants and the Warrant Securities, as herein contemplated, shall be reasonably satisfactory in form and substance to the Underwriters.

                 (k) ACCOUNTANTS' LETTER. At the time this Agreement is executed and as of the Closing Date and each Option Closing Date, as applicable, BDO Seidman, L.L.P., independent public accountants for the Company and Consortium 2000, shall have furnished to the Underwriters a letter addressed to the Underwriters and dated the date of this Agreement and/or the Closing Date, and each Option Closing Date, as applicable, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, confirming that it is the independent public accountants with respect to the Company and Consortium 2000 within the meaning of the Securities Act and the Regulations and published instructions, and stating to the effect that:

                           (i)    In its opinion, the audited financial
                 statements included in the Registration Statement and Prospectus covered by its report included therein, comply as to form in all material respects with the applicable requirements of the Securities Act and the Regulations and published instructions.

                          (ii) On the basis of a reading of the minutes of the shareholders' and directors' meetings of the Company and Consortium 2000, since its inception, inquiries of officials of the Company and Consortium 2000 responsible for financial and accounting matters, and other specified procedures and inquiries, nothing came to its attention causing it to believe that:

                                  (A)     the unaudited financial information
                         set forth in the Prospectus does not comply as to form in all material respects with the applicable requirements of the Securities Act and the related published instructions and Regulations and is not fairly presented in accordance with generally accepted accounting principles applied on a basis substantially consistent with the audited financial statements set forth in the Prospectus, or

                                  (B) with respect to the period subsequent to __________, 1996, there were, at a specified date not more than three business days prior to the date of such letter, any changes in the capital stock or long-term debt obligations of the Company, any of its Subsidiaries or Consortium 2000, or any changes or decreases in shareholders' equity, net assets, or current net assets of the Company, any of its Subsidiaries or Consortium 2000, or any material adverse change in the financial position, revenues, expenses, or results of operations of the Company, any of its Subsidiaries or Consortium 2000, each as compared with the amounts shown in the most recent balance sheet of the Company, any such Subsidiary or Consortium 2000 included in the Registration Statement.

                         (iii) It has compared specific dollar amounts, numbers of shares of securities, percentages of revenues and earnings, and statements about other financial or statistical information pertaining to the Company and Consortium 2000 set forth in the Prospectus, in each case to the extent that such amounts, numbers, percentages, statements, and information may be derived from the general accounting records, which are subject to the system of internal accounting controls, including worksheets, of the Company and Consortium 2000 (and excluding any questions requiring an interpretation by legal counsel), with the results obtained from the application of specific readings, inquiries, and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

                 (l) CHANGE IN CAPITALIZATION. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Effect or decrease in the capitalization of the Company that makes it impractical or inadvisable in the reasonable judgment of the Underwriters to proceed with the Public Offering or the delivery of the Securities, as the case may be, as contemplated in the Prospectus.

                 (m) OPINION OF REPRESENTATIVE'S COUNSEL. At the Closing Date and the Option Closing Date, if any, Broad and Cassel, counsel to the Underwriters, shall have furnished to you such opinion or opinions, dated as of the date of its delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such documents as they may reasonably request to enable them to pass upon such matters.

                 (n) NASDAQ STOCK MARKET. On or before the Closing Date, the Units, Warrants and Common Stock shall have been approved for listing on The Nasdaq SmallCap Market.

                 (o) "MARKET-OUT" PROVISION. The Underwriters' obligations hereunder shall be subject to, among other things, there being, in its opinion:
(i) no material adverse change in the conditions or obligations of the Company, the Subsidiaries or Consortium 2000 or its present or proposed business and affairs; and (ii) no market conditions which might render the offer and sale of the shares of Units herein contemplated inadvisable.

                 (p) CERTIFICATE OF SELLING STOCKHOLDER. The Selling Stockholder shall have furnished to the Underwriters a certificate, signed by the Selling Stockholder, dated the Closing Date to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                 (q) OTHER INFORMATION. Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Underwriters such further information, certificates, and documents in connection with the Company's and the Selling Stockholder's obligations set forth herein as the Underwriters may reasonably request.

                 If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement or expressly waived in writing by the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be terminated by the Underwriters at, or at any time prior to, the Closing Date. Notice of such termination shall be given to the Company and the Selling Stockholder in writing, or by telegraph, facsimile transmission or telephone and confirmed in writing. In such event, the Company, the Selling Stockholder and the Underwriters shall not be under any obligation to each other except to the extent provided in Section 6 and 8 hereof.

        8.       INDEMNIFICATION

                 (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless Selling Stockholder, each of the Underwriters and each person, if any, who controls the Representative within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of them, from and against any and all loss, liability, claim, damage, expense or action, joint or several (including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any amount paid in settlement of any litigation), commenced or threatened, or of any claim whatsoever, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, liability, claim, damage, expense or action arises out of or is based upon (i) any untrue statement or alleged untrue statement made by the Company in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(iii) any untrue statement or alleged untrue statement of a material fact contained in a Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify all or any of the Securities, the Representative's Warrants or the Warrant Securities under the securities laws thereof or filed with the Commission, the NASD or any securities exchange, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of the Selling Stockholder or any of the Underwriters through you to the Company expressly for use in the Registration Statement (or any amendment thereto), any such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any such application or document. The Company acknowledges that the statements under the caption "Underwriting" contained in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The indemnity agreement contained in this Subsection 8(a) is in addition to any liability which the Company may otherwise have to the Underwriters or any controlling person of the Underwriters. The Company agrees to pay any legal and other expenses for which it is liable under this subsection (a) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

                 (b) INDEMNIFICATION BY THE REPRESENTATIVE. The Representative agrees that it will indemnify and hold harmless the Company, each of the Company's officers who signs the Registration Statement, each of its directors, and each person who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage, expense or action, joint or several, to the same extent as the foregoing indemnity from the Company to the Selling Stockholder, and the Underwriters in Subsection 8(a), but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) or a Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing by the Selling Stockholder or the Underwriters through you to the Company expressly for use in the Registration Statement (or any amendment thereto). The indemnity agreement contained in this Subsection 8(b) is in addition to any liability which the Representative may otherwise have to the Company or any of its directors, officers, or controlling persons. The Company and the Selling Stockholder acknowledge that the statements in any Preliminary

Prospectus and in the Prospectus made under the caption "Underwriting" constitute the only information furnished in writing by the Representative expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The Representative agrees to pay any legal and other expenses for which it is liable under this Subsection 8(b) from time to time (but not more frequently than monthly) within 30 days of receipt of a bill therefor.

                 (c) INDEMNIFICATION BY THE SELLING STOCKHOLDER. The Selling Stockholder agrees to indemnify and hold harmless the Company, each of the Company's officers who signs the Registration Statement, each of the Underwriters and each person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of them, to the same extent as the foregoing indemnity from the Company to the Underwriters in Section 8(a) above but only with respect to (i) statements or omissions of a material fact, if any, made in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use in any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or
(ii) any breach of any representation, warranty, covenant or agreement of the Selling Stockholder contained in this Agreement. In case any action shall be brought against the Company, any Underwriter or any other person so indemnified based on any Preliminary Prospectus, any Rule 430A Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, or with respect to any such breach, and in respect of which indemnity may be sought against the Selling Stockholder, the Selling Stockholder shall have the rights and duties given to the indemnifying parties, and the Company, the Underwriters and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of this Section 8.

                 (d) CLAIMS. Promptly after receipt by an indemnified party under this Section 8 of notice of any claim, threatened claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the claim, threatened claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with its counsel, who shall be reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, threatened claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that you shall have the right to employ counsel to represent you and your controlling persons and the other Representative and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Representative against the

Company under this Section 8 if, in your reasonable judgment, it is necessary for you and those Representative and controlling persons to be represented by separate counsel in order to avoid an actual or potential conflict of interest or if you shall have reasonably concluded that there may be defenses available to you, those Representative and controlling persons different from or in addition to those available to the Company, and in either such event the reasonable fees and expenses of such separate counsel shall be paid by the Company. An indemnifying party shall not be liable for any settlement of any action or claims effected without its written consent (which consent shall not unreasonably be withheld).

                 Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in Subsection 8(a) hereof, the representations and warranties in this Agreement and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of a controlling person or partner of the Representative who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such person shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless in the opinion of counsel for the Company the matter has been settled by a controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                 (e) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which indemnification provided for in Subsections 8(a), or 8(b) or 8(c) is unavailable, the Company, the Underwriters or the Selling Stockholder shall contribute to the aggregate loss, claim, damage, expense and liability to which the Company, the Underwriters or the Selling Stockholder may be subject (and, in any case where the Company is seeking contribution, after seeking contribution from persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may be liable for contribution and after deducting from such loss, claim, damage, expense and liability the amount of contribution obtained from such persons or the Representative) in such proportions as are applicable to reflect the relative benefits received by the Company, the Underwriters and the Selling Stockholder from the offering of the Securities; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under Subsection 8(d), then the relative fault of the Company, the Underwriters or the Selling Stockholder, in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Public Offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters (the "Underwriters Portion"), in each case appearing on the cover page of the

Prospectus; provided, however, that (A) the provisions of the Agreement Among Underwriters, if any, shall govern the contribution among Underwriters, (B) in no case shall the Underwriters (except as may be provided in the Agreement Among Underwriters, if any) be responsible for any amount in excess of its pro rata share, based on the number of Securities purchased by it, of the amount of the Underwriters Portion, and (C) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Company and the Selling Stockholder, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether in the case of an untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, such statement or omission relates to information supplied by the Company or the Selling Stockholder, on the one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Subsection 8(d) were determined by pro-rata allocation (even if the Underwriters are treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Subsection 8(d). The amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to above in this Subsection 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against or appearing as a third-party witness in any such action or claim. For purposes of this Subsection 8(d), each person, if any, who controls Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Representative and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (C) of this Subsection 8(d). Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligations it may have hereunder or otherwise (except as specifically provided in Subsection 8(c)). No party shall be liable for contribution with respect to any action or claim settled without its consent (which consent shall not unreasonably be withheld).

                 (f) SURVIVAL. The respective indemnity and contribution agreements by the Underwriters, the Selling Stockholder and the Company contained in this Section 8, and the covenants, representations and warranties of the Selling Stockholder and the Company set forth herein, shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriters or on their behalf or by or on behalf of any person who controls the Underwriters, by the Company or any controlling person of the Company or any director or any officer of the Company, (ii) acceptance of the Securities and payment therefor, or (iii) any termination of this Agreement, and shall survive the delivery of the Securities, and any successor to the Company or to the Underwriters or any person who controls Underwriters or the Company, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements.

        9. EFFECTIVENESS. This Agreement shall become effective contemporaneously with the effectiveness of the Registration Statement, or at such date after the Effective Date as the Underwriters, in their discretion, shall first release the Securities for sale to the public; provided, however, that the provisions of Sections 5, 8, and 9 hereof shall at all times be in full force and effect. For the purposes of this Section 9, the Securities shall be deemed to have been released for sale to the public upon release by the Underwriters after the Effective Date of a newspaper advertisement relating to the Securities or upon release by the Underwriters thereafter of telegrams advising securities dealers of the effectiveness of the Registration Statement, whichever shall first occur.

        10. TERMINATION. This Agreement may be terminated, in the Representative's absolute discretion, by notice given to the Selling Stockholder and the Company prior to the Closing Date if the Company or the Selling Stockholder shall have failed, refused, or been unable, prior to the Closing Date, to perform any material agreement required to be performed by it hereunder, or if any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled. In addition, this Agreement may be terminated, as set forth above, if, prior to the Closing Date, any of the following shall have occurred: (a) material governmental restrictions (not in force and effect on the date hereof) have been imposed on trading in securities on The Nasdaq SmallCap Market or in the over-the-counter market; (b) a material adverse change, beyond normal fluctuations, in general financial market or economic conditions from such conditions on the date hereof; (c) a material interruption in mail or telecommunications service or other general means of communications within the United States after the execution and delivery of this Agreement; (d) a banking moratorium has been declared by federal or New York or Florida state authorities; (e) an outbreak of major international hostilities or other national or international calamity has occurred; (f) the passage by the Congress of the United States or by any state legislative body of any act or measure, or the adoption of any orders, rules, or regulations by any governmental body or executive or any authoritative accounting institute or board, that the Underwriters believe will have a Material Adverse Effect on the business, financial condition, or financial statements of the Company or Consortium 2000 or the distribution of the Securities or market for the Securities; or (g) any Material Adverse Effect has occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the condition of the Company or Consortium 2000, financial or otherwise, whether or not arising in the ordinary course of business. Any such termination shall be without liability of any party to any other party, except as provided in Section 8 herein and except that the Company shall remain obligated to pay costs and expenses pursuant to
Section 5 herein. If the Underwriters elect to prevent this Agreement from becoming effective, or to terminate this Agreement, as provided in this Section 10, the Underwriters shall promptly notify the Company and the Selling Stockholder by telegram or telephone, and confirm by letter, and the Underwriters shall not be under any liability to the Company or the Selling Stockholder.

        11. DEFAULT BY THE UNDERWRITERS. If the Underwriters shall fail at the Closing Date to purchase the Securities that it is obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriter, to purchase all, but not less than all, of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the number of Defaulted Shares does not exceed 10% of the total number of Shares, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of the non-defaulting Underwriters; and

                 (b) if the number of Defaulted Shares exceeds 10% of the total number of Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

In the event of any such default that does not result in a termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default.

        12. SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND INDEMNITIES. The respective agreements, representations, warranties, and indemnities contained in this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Company or the Underwriters or their respective officers or directors or controlling persons, and will survive delivery of and payment for the Securities and the Representative's Warrants and the Warrant Securities.

        13. NOTICES. All notices and other communications hereunder (unless otherwise expressly provided for herein) shall be in writing and shall be deemed given when delivered in person, on the business day (before 5:00 P.M.) sent by facsimile transmission with confirmation of receipt, or on the date indicated on the return receipt if sent by registered or certified mail (return receipt requested) to the party to receive the same at the following addresses (or at such other address for a party as shall be specified by like notice):

                 If to the Company:     Ustel, Inc.
                                        2775 South Rainbow Boulevard
                                        Las Vegas, Nevada 8910203
                                        Attention:  Mr. Robert L. B. Diener

                 with a copy to:        Freshman, Marantz, Orlanski, Cooper
                                        & Klein
                                        9100 Wilshire Boulevard, 8th Floor East
                                        Beverly Hills, California  90212
                                        Attention:  Leib Orlanski, Esquire

                 If to the Selling
                 Stockholder:           Palisades USTL Trust

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

                 with a copy to:        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

            If to the Representative:   Barber & Bronson Incorporated
                                        201 South Biscayne Boulevard
                                        Suite 2950
                                        Miami, Florida  33131
                                        Attention:  Mr. James S. Cassel

          In each case with a copy to:  Broad and Cassel
                                        201 South Biscayne Boulevard
                                        Suite 3000
                                        Miami, Florida  33131
                                        Attention:  Dale S. Bergman, P.A.

         14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors. Except as only to the extent stated in Section 8 herein with respect to the officers, directors and controlling persons referred to in such Section 8, no person other than the parties hereto and their respective successors will have any right or obligation hereunder. The terms "successor" and "successors and assigns" as used in this Agreement shall not include any buyer, as such, of any of the Securities from the Underwriters.

         15. CONSENTS AND PRIOR APPROVALS. Any consent or approval by the Underwriters required hereunder to any corporate action of the Company shall not be unreasonably withheld, and, notwithstanding any other provision hereof, any such consent or approval to any corporate action of the Company after the Closing Date, shall not be required if the Company obtains an opinion from an AV-rated law firm that the requirement of such consent or approval constitutes an abrogation of the Board of Directors' duties under the corporate law of such jurisdiction.

         16. ENTIRE UNDERSTANDING. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or oral or written agreements between them respecting the subject matter hereof.

         17. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original but all of which taken together shall constitute one and same agreement.

         18. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to choice of law or conflict of laws principles thereof.

         Please confirm, by signing and returning to the Company counterparts of this Underwriting Agreement, that the foregoing correctly sets forth the understanding between the Company, the Selling Stockholder and the Representative, whereupon this Agreement will constitute a binding agreement among us.

                                            Very truly yours,

                                            USTEL, INC., a Minnesota corporation



                                            By:
                                               ---------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                            PALISADE USTL TRUST


                                            By:
                                               ---------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

Confirmed and Accepted as of the date
first above-written:

BARBER & BRONSON INCORPORATED,
a Florida corporation

By:
   ----------------------------------
Name:
   ----------------------------------
Title:
   ----------------------------------

                                   EXHIBIT A

                           OPINION OF COMPANY COUNSEL


         1. Each of the Company, its Subsidiaries and Consortium 2000 has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus.

         2. Each of the Company, its Subsidiaries and Consortium 2000 is qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary, except for such jurisdictions where the failure, either singly or in the aggregate, to do so or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business, assets, properties, results of operations or prospects (financial or otherwise) of the Company, its Subsidiaries and Consortium 2000 (hereinafter a "Material Adverse Effect"). The Company owns, directly or indirectly, 100% of the outstanding capital stock of each of the Subsidiaries, and all of such shares have been validly issued, are fully paid and non-assessable, were not issued in violation of any preemptive rights, and, except as set forth in the Prospectus, are owned free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever. The Company does not own, directly or indirectly, any shares of stock or any other securities of any corporation, or have any equity interest in any firm, partnership, joint venture, association or other entity, other than the Subsidiaries.

         3. The Company has full corporate power and authority to execute and deliver the Merger Agreement, the Underwriting Agreement, the Representative's Warrant, and the Financial Consulting Agreement (collectively, the "Transaction Documents") to perform its obligations thereunder and to consummate the transactions provided for therein. The execution and delivery of the Transaction Documents by the Company, the performance of its obligations thereunder, the consummation by the Company of the transactions contemplated thereby and the Company's compliance with the terms of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. The Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that (i) enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, and general equitable principles or a requirement as to commercial reasonableness, and (ii) enforceability of the indemnification and contribution provisions set forth in the Underwriting Agreement may be limited by federal or state securities laws or public policy underlying such laws.

         4. The "lock-up" agreements described in Section 3(a) of the Underwriting Agreement have been duly executed and delivered by the shareholders who are parties thereto, and constitute legal, valid and binding obligations of such shareholders, enforceable against each of them in accordance with their respective terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles.

         5. None of (i) the Company's issue and sale of the Securities, the Representative's Warrant and Warrant Securities (collectively, the "Registered Securities"), and (ii) the execution and delivery of the Transaction Documents, performance of the Company's obligations thereunder, consummation of the transactions contemplated therein or the conduct by the Company and its subsidiaries of their respective businesses, as described in the Prospectus, conflicts with, or will conflict with, results in, or will result in, any breach or violation of any of the terms or provisions of, constitutes, or will constitute, a default under, or results in, or will result in, the creation of any lien, charge, claim, encumbrance or security interest of any kind or nature whatsoever upon any property or assets of the Company or its subsidiaries pursuant to (A) the certificate of incorporation or by-laws of the Company or any of its subsidiaries, (B) to such counsel's knowledge after due inquiry, any note, contract, commitment, indenture, deed of trust, mortgage, voting trust agreement, shareholders agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party, by which it is bound or to which any of its properties may be subject, or (C) any federal, state or local law, rule or regulation applicable to the Company or its subsidiaries or, to such counsel's knowledge after due inquiry, any judgment, order or decree of any court, arbitrator, regulatory administrative or other governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their respective properties or businesses.

         6. No consent, approval, authorization or order of, and no registration or filing with, any third party or any court, regulatory body, administrative agency or other governmental agency or official (other than such as may be required under the Securities Act, the Exchange Act, by the NASD or state securities or Blue Sky laws, as to which such counsel need not express an opinion) is required for the valid authorization, issuance, sale and delivery of the Registered Securities pursuant to the Transaction Documents, for the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Transaction Documents and for the consummation by the Company of the transactions contemplated by the Transaction Documents.

         7. The Registration Statement has become effective under the Securities Act. To such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or threatened.

         8. Each of the Registration Statement and the Prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act (except for the financial statements, notes and schedules, and other statistical or other financial data included therein, as to which such counsel need not express an opinion). The conditions to use Form SB-2 have been satisfied with respect to the Registration Statement.

         9. There are no laws, rules or regulations, judgments, orders or decrees, required to be described in the Registration Statement and the Prospectus other than those described in the

Registration Statement and Prospectus. The statements in the Prospectus, insofar as such statements constitute a summary of laws, rules, regulations or legal conclusions, are accurate summaries and fairly and correctly present in all material respects the information called for in the Securities Act with respect to such laws, rules, regulations or conclusions.

         10. To such counsel's knowledge after due inquiry, there are no agreements, contracts or other documents or instruments required to be described in the Registration Statement and the Prospectus or required to be filed as an exhibit to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement.

         11. The persons listed under the caption "Principal and Selling Stockholders" in the Prospectus are the respective record and, to such counsel's knowledge after due inquiry, "beneficial owners" (as such phrase is defined in Regulation 13d-3 under the Exchange Act) of the Common Stock set forth opposite their respective names as and to the extent set forth therein.

         12. Except as described in the Prospectus, to such counsel's knowledge after due inquiry, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the Shares.

         13. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         14. No transfer tax, stamp duty or other tax, levy, impost, deduction, charge or withholding is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Registered Securities, (ii) the purchase by the Underwriters of the Securities, (iii) the purchase by the Representative of the Representative's Warrants or the purchase of the Warrant Securities by the Representative (or their permitted assignees) upon the exercise of the Representative's Warrants, and (iv) the execution and delivery by the Company of, or the performance by the Company of its obligations under, the Transaction Documents or the issuance of the certificates and instruments representing the Registered Securities.

         15. All of the material contracts, agreements, documents or instruments of the Company, each of the Subsidiaries and Consortium 2000 have been validly authorized, executed and delivered by the Company, the Subsidiary or Consortium 2000 and constitute legal, valid and binding agreements of the Company, the Subsidiary or Consortium 2000, enforceable against the Company, the Subsidiary or Consortium 2000 in accordance with their respective terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles. None of the provisions of any such agreements, contracts, documents or instruments violates any existing applicable law, rule, or regulation, or any judgment, order or decree or any governmental agency or court having jurisdiction over the Company, its Subsidiaries or Consortium 2000 or their respective properties or businesses, except where such violation has not and will not have a Material Adverse Effect.

         16. Except as described in the Prospectus, the Company, its Subsidiaries and Consortium 2000 are not in violation of, or breach of, or in default under (i) their respective certificates of incorporation or bylaws, or
(ii) to such counsel's knowledge after due inquiry, any material license, contract, indenture, mortgage, installment contract, deed of trust, lease, voting trust agreement, shareholders agreement, note, loan or credit agreement, or other agreement or instrument to which the Company, its Subsidiaries or Consortium 2000 are a party, by which the Company, its Subsidiaries and Consortium 2000 are bound or to which any of their respective properties are subject.

         17. Except for such licenses, permits, certificates, registrations, approvals, consents and exemptions, the absence of which would not have a Material Adverse Effect on the Company, its Subsidiaries or Consortium 2000 or their respective business and properties, to such counsel's knowledge after due inquiry, the Company, its Subsidiaries and Consortium 2000 hold all licenses, permits, certifications, registrations, approvals, consents and franchises from all governmental or regulatory authorities, officials or agencies necessary to own or lease and operate their respective properties and to conduct their respective business as described in the Prospectus.

         18. To such counsel's knowledge after due inquiry, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending, or to such counsel's knowledge after due inquiry, threatened, against or involving the Company, its Subsidiaries or Consortium 2000 or any of their respective properties (i) that are required to be disclosed in the Registration Statement in accordance with the Securities Act and are not so disclosed, (ii) which question the validity of the capital stock of the Company, (iii) which question the validity, performance or enforceability of the Agreement or any action taken or to be taken by the Company pursuant thereto or in connection therewith, or (iv) which, in such counsel's opinion, if adversely determined, would have a Material Adverse Effect.

         19. Except as disclosed in the Prospectus, (i) there is no claim or action by any person pertaining to, or proceeding pending or threatened, that challenges the ownership or use by the Company, any of its Subsidiaries or Consortium 2000 of any copyright, trademark, service mark, service name, and trade name used by the Company, any of its Subsidiaries or Consortium 2000 in the conduct of its business; and (ii) the Company, the Subsidiaries and Consortium 2000 own and have full right, title and interest in and to, or have the valid and exclusive right to, all copyright, trademarks, service marks, service names and trade names necessary in the conduct of their business as presently conducted, or as proposed to be conducted as described in the Prospectus, except where such failure has not and will not have a Material Adverse Effect.

         20. The Company has the capitalization set forth in the Prospectus. All of the issued and outstanding shares of Common Stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable, and (i) the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability solely by reason of being such holders, and (ii) none of such securities were issued in violation of any preemptive or similar right. Except as described in the Prospectus, to such counsel's knowledge after due inquiry, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual rights or obligations to issue, sell, transfer or acquire, any of the capital stock of the Company or any securities convertible into or exchangeable for any of the capital stock of the Company. All issuances of capital stock by the Company prior to the date hereof were not subject to the registration requirements of the Securities Act and were made in full compliance with all applicable federal or state laws, rules and regulations.

         21. The certificate representing the Units, Warrants and shares of Common Stock are in due and proper form. The Securities conform to the descriptions thereof set forth in the Prospectus.

         22. Except as described in the Prospectus, no person (i) has the right to include and/or register any securities of the Company in the Registration Statement or to require the Company to file any registration statement or, if filed, to include any security in any registration statement filed by the Company, or (ii) holds any anti-dilution rights with respect to any securities of the Company.

         23. The Units to be sold by the Company under the Agreement, the shares of Common Stock to be sold by the Company under Warrant Agreement, the Representative's Warrants to be sold by the Company under the Agreement, the shares of Common Stock to be sold by the Company upon the exercise of the Representative's Warrants have been duly authorized, are not and will not be in violation of any preemptive rights or any similar rights and, when issued, paid for and delivered in accordance with the terms of the Agreement, and the Representative's Warrants, the certificates representing the Representative's Warrants, will be validly issued, fully paid and nonassessable, and (ii) the holders thereof will not be subject to any restriction on the voting or transfer thereof or to any personal liability solely by reason of being such holders, and (ii) the issuance thereof is not in violation of any preemptive or similar right.

         24. All corporate action required to be taken for the authorization, issue and sale of (i) the Securities, (ii) the Representative's Warrants, and (iii) the shares of Common Stock underlying the Representative's Warrants, and for the reservation of the shares of Common Stock required to be reserved for issuance upon the exercise of the Warrants and Representative's Warrants, have been duly and validly taken.

         25. The Warrants and Representative's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. The shares of Common Stock issuable upon exercise of the Warrants and Representative's Warrants have been reserved for issuance at the exercise prices and under the other terms and conditions provided for in the Warrant Agreement and Representative's Warrants.

         26. When the certificates for the Securities being sold under the Agreement by the Company are duly countersigned by the Company's transfer agent and delivered to the Underwriters against payment therefor, as provided in the Agreement, the Underwriters will acquire the Securities free and clear of any "adverse claim" that has been identified in a written claim received by the Company (as such term is used in Section 678.302(2) of the Uniform Commercial Code as in effect in the State of Florida), assuming the Underwriters acquired such shares in good faith and without notice of any such "adverse claim".

         Counsel has participated in conferences with officers and other representatives of the Company, representatives of the Company's accountants and representatives of the Underwriters, at which the contents of the Registration Statement, the Prospectus and related matters were discussed. Although counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing, no facts or circumstances have come to their attention which lead them to believe that, on the Effective Date and on the Closing Date, the Registration Statement and the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and other financial and statistical data included therein, as to which such counsel need not express an opinion).

                                   EXHIBIT B

                           OPINION OF SPECIAL COUNSEL





                                      B-1